SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission Only
[X] Definitive Proxy Statement      (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-12

                               SE FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                               SE Financial Corp.







February 20, 2007




Dear Stockholder:

         On behalf of the Board of Directors and Management of SE Financial Corp. (the "Company"), we cordially invite you to attend our Annual Meeting of Stockholders (the "Meeting") to be held at the main office of St. Edmond's Federal Savings Bank, 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, on March 20, 2007, at 9:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE- PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. Your vote is very important.

                                         Sincerely,
                                         SE Financial Corp.

                                         /s/Marcy C. Panzer

                                         Marcy C. Panzer
                                         Chairman

--------------------------------------------------------------------------------
                               SE FINANCIAL CORP.
                          1901-03 EAST PASSYUNK AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19148
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 20, 2007
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SE Financial Corp. (the "Company") will be held at the main office of St. Edmond's Federal Savings Bank, 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, on March 20, 2007, at 9:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of two directors of SE Financial Corp.; and

         2. The ratification of the appointment of S.R. Snodgrass, A.C. as the Company's independent auditor for the fiscal year ending October 31, 2007.

         The transaction of such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on February 12, 2007, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            SE Financial Corp.

                                            /s/Samuel Barsky

                                            Samuel Barsky
                                            Secretary
Philadelphia, Pennsylvania
February 20, 2007

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               SE FINANCIAL CORP.
                          1901-03 EAST PASSYUNK AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19148
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 20, 2007

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SE Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the main office of the Company's subsidiary, St. Edmond's Federal Savings Bank (the "Bank"), 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, on March 20, 2007, at 9:00 a.m. (the "Meeting"). On or about February 20, 2007, the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders of record as of the close of business on February 12, 2007.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors of the Company; and (ii) the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's independent auditor for the fiscal year ending October 31, 2007.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for directors as set forth herein and "FOR" the ratification of S.R. Snodgrass A.C. as the Company's independent auditor for the fiscal year ending October 31, 2007. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on February 12, 2007 (the "Record Date"), are entitled to one vote for each share of common stock of the Company, par value $0.10 per share (the "Common Stock") then held. As of the Record Date, the Company had 2,284,095 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal II), by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) broker non-votes or
(ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of January 31, persons or groups who own more than 5% of the Common Stock and the ownership of all directors and executive officers of the Company as a group.

Other than as noted below, as of January 31, 2007 management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock.

                                                                    Amount         Percent of
                                                                  and Nature        Shares of
                                                                 of Beneficial    Common Stock
Name and Address of Beneficial Owner                               Ownership       Outstanding
------------------------------------                               ---------       -----------
St. Edmond's Federal Savings Bank Employee Stock                  201,231(1)          8.8%
Ownership Plan (the "ESOP")
1901-03 East Passyunk Avenue
Philadelphia, Pennsylvania 19148

SE Financial Corp. Stock Compensation Trust                       123,545(2)          5.4%
1901-03 East Passyunk Avenue
Philadelphia, Pennsylvania 19148

All directors and executive officers of the Company               349,593(3)         15.1%
   as a group (12 persons)

------------------
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of January 31, 2007, 31,762 shares have been allocated to ESOP participants and 169,469 shares remain unallocated.
(2) These shares are held in a trust for future use under stock benefit plans of the Company or Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership. For Ms. Panzer, includes shares allocated to her under the ESOP. For directors serving as ESOP trustees, excludes the 201,231 shares held by the ESOP. For directors serving as Stock Compensation Trust trustees, excludes the 123,545 shares held by the Stock Compensation Trust.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the outstanding Common Stock. To the best of the Company's knowledge, all
Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2006 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four-year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of nine members. Two directors will be elected at the Meeting to serve for a four-year term and until their successors have been elected and qualified.

         Megan L. Mahoney and David M. Rosenberg have been nominated by the Board of Directors for election to a four-year term to expire in 2011. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of Ms. Mahoney and Mr. Rosenberg. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either of the nominees might be unable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the directors and the executive officers of the Company.

                                                                                 Shares of
                                                                                  Common
                                       Age at       Year First      Current        Stock        Percent
                                    October 31,     Elected or      Term to    Beneficially       of
Name                                    2006       Appointed(1)    Expire        Owned(2)        Class
----                                    ----       ------------    ------        --------        -----

Board Nominees for Term to Expire in 2011
Megan L. Mahoney                         46            2003          2007         13,020         0.6%
David M. Rosenberg                       54            2005          2007         13,520         0.6%

Directors Continuing in Office
Marcy C. Panzer                          56            1983          2008        115,488         4.9%
Charles M. Cahn                          51            2005          2008         30,520         1.3%
Samuel Barsky                            52            1989          2009         15,470         0.7%
Andrew A. Hines                          79            1985          2009         11,520         0.5%
William F. Saldutti, III                 47            2001          2009         18,040         0.7%
J. William Parker, Jr.                   47            2002          2010         16,020         0.7%
Susanne Spinell Shuster                  56            2001          2010         12,370         0.5%

Certain Executive Officers of the Company and the Bank
Pamela M. Cyr                            39            2005           N/A         38,015         1.6%
J. Christopher Jacobsen                  39            2005           N/A         36,055         1.6%
Charles Frederick Miller                 43            2005           N/A         29,555         1.3%

----------------
(1) Refers to the year the individual first became a director or officer of the Bank. Upon formation of the Company in connection with the mutual-to-stock conversion of the Bank in 2004, each then-existing director of the Bank became a director of the Company.
(2) Beneficial ownership as of January 31, 2007. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership. For Ms. Panzer, Ms. Cyr, Mr. Jacobsen and Mr. Miller, includes shares allocated to them under the ESOP. For Ms. Panzer, includes 57,160 options. For other directors, includes 8,500 options each. For Ms. Cyr, Mr. Jacobsen and Mr. Miller, includes 20,000 options each.

         The business experience of each director and executive officer of the Company is set forth below. Except as otherwise indicated, each has held his or her present position for at least the past five years.

Directors

         Megan L. Mahoney has been a director since 2003. In 2005, Ms. Mahoney became a Senior Vice President in charge of client relations and contract finance with Luminent Mortgage Capital, Inc. She was previously a regional sales manager with Platinum Direct Funding and prior to that was employed by American Business Financial Services, Inc. as a senior vice president.

         David M. Rosenberg was appointed to the Board in December 2005. He has been a principal in Marsh Creek Corporate Services, an entrepreneurial company located in Exton, Pennsylvania, since 1999. Businesses acquired and grown over the years include: executive transportation, record storage and document shredding, security, fitness and insurance.

         Marcy C. Panzer has been a director since 1983. She served as Secretary and Vice Chairman of the Board until 2002 when she became Chairman of the Board. Ms. Panzer is an attorney admitted to practice in the Commonwealth of Pennsylvania. She was previously employed as Senior Vice President and Counsel by American Business Financial Services until 2000.

         Charles M. Cahn was appointed to the Board in December 2005. He is the President and Chief Executive Officer of Stewart Business Systems, LLC, a subsidiary of Global Imaging Systems Inc., a publicly traded NASDAQ company. Mr. Cahn was previously the president and chief executive officer of Stewart Industries, a document imaging company that was acquired by Global Imaging Systems Inc. in 2004. Mr. Cahn is also a partner in CKS Real Estate Holdings, LLC., a real estate investment company, with apartment units located in Philadelphia, Pennsylvania and Columbus, Ohio.

         Samuel Barsky has been a director since 1989 and Secretary of the Bank since May 2002. Mr. Barsky is a public accountant with the firm of Gitomer & Berenholz P.C.

         Andrew A. Hines has been a director since 1985. Mr. Hines is retired from the Atlantic Richfield Company (ARCO).

         William F. Saldutti, III has been a director since 2001. Mr. Saldutti is an attorney and a partner at the law firm of Dembo & Saldutti. He is admitted to practice law in New Jersey and Pennsylvania.

         J. William Parker, Jr. has been a director since 2002. Mr. Parker is a certified public accountant and the sole owner of Signator Financial Network, which provides retirement, investment and insurance planning services.

         Susanne Spinell Shuster has been a director since 2001. Ms. Shuster is a certified public accountant with a masters in taxation. She is chairman of Asher & Co., Ltd. Enterprise Group. She is also an adjunct professor at the Fox School of Business and Management at Temple University in the MBA program. Ms. Shuster serves as the Company's Audit Committee Chairman and is the Audit Committee Financial Expert.

Executive Officers

         Pamela M. Cyr became President and Chief Executive Officer of the Company and of the Bank in March 2005. She was appointed to the Board of Directors of the Bank at the same time. She was previously the Executive Vice President and Chief Risk Officer/Chief Financial Officer of Susquehanna Patriot Bank, a post she held from January 2004 until she joined the Company and the Bank. Prior to that, she was Senior Vice President and Chief Financial Officer of Thistle Group Holdings, Co. and its subsidiary Roxborough-Manayunk Bank until its merger into Citizens Financial Group, Inc. in January 2004. She joined Thistle in September 1998 as Director of Investor Relations. Ms. Cyr is a certified public accountant and also held positions as Controller of Commerce Capital Markets and Manager in the financial services group at Deloitte & Touche LLP.

         J. Christopher Jacobsen became the chief operating officer of the Company and the Bank in March 2005. Mr. Jacobsen joined the Company and the Bank from his position as Senior Vice President, Business Strategy at Citizens Bank, a post he held from January 2004 until he joined the Company and the Bank. Prior to that, he was Senior Vice President, Retail Banking of Roxborough-Manayunk Bank until its merger into Citizens Financial Group, Inc. in January 2004. Mr. Jacobsen joined Roxborough-Manayunk Bank in 2000 as Vice President, Marketing and also held marketing positions of increasing responsibility at Commerce Bank and Advanta Mortgage Corp.

         Charles Frederick Miller became the chief lending and credit officer of the Company and the Bank in March 2005. Prior to joining the Company, Mr. Miller served as Executive Vice President and Senior Commercial Lending Officer of Susquehanna Patriot Bank, a post he held from June 2004 until he joined the Company and the Bank. From August of 2002 through June of 2004 Mr. Miller was Senior Vice President and Chief Lending Officer of Equity Bank. Before that Mr. Miller worked approximately twelve years with Founders Bank, the last three years of which he was Senior Vice President and Chief Lending and Credit Officer. Mr. Miller began his career at Fidelity Bank in 1986, where he completed that bank's credit training program before becoming a commercial loan officer.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the board and through activities of its committees. The Board of Directors of the Company and the Bank met 14 times during the year ended October 31, 2006, including regular and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he or she served during the year ended October 31, 2006.

         Human Resources Committee. The Human Resources Committee serves the functions of a compensation committee and currently consists of Directors Samuel Barsky, Andrew A. Hines, Charles M. Cahn, Megan L. Mahoney, Marcy C. Panzer and David M. Rosenberg. This committee met three times for the year ended October 31, 2006.

         Audit Committee. The Audit Committee consists of Directors Susanne Spinell Shuster (its chairperson), Samuel Barsky, Marcy C. Panzer and J. William Parker, Jr. This committee meets quarterly with the internal auditor and independent auditors and periodically as needed with the Company's compliance auditors. The committee met five times for the year ended October 31, 2006. All members of the Audit Committee are independent under the rules of the Nasdaq stock market, other than Ms. Panzer and Mr. Barsky, who are compensated as officers of the Company and the Bank for their services as Chairman and Secretary, respectively. The Board of Directors has determined that Ms. Shuster is an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission. The Board of Directors has a written charter for the Audit Committee, a copy of which was attached to the proxy statement for the 2005 annual meeting.

         Report of the Audit Committee. For the fiscal year ended October 31, 2006, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, S.R. Snodgrass, A.C. ("Snodgrass"), all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Snodgrass disclosures regarding the independence of Snodgrass as required by Independence Standards Board Standard No. 1 and discussed with Snodgrass its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2006.

         Audit Committee:  Suzanne Spinell Shuster (Chairperson), Samuel Barsky,
                           Marcy C. Panzer and J. William Parker, Jr.

Director Nomination Process

         The Nominating Committee currently consists of all members of the Board of Directors. The Nominating Committee met once during the year ended October 31, 2006. As defined by the rules of the Nasdaq Stock Market, each member of the committee is an independent director, other than Ms. Panzer and Mr. Barsky, who are compensated as officers of the Company and the Bank for their services as Chairman and Secretary, respectively. The responsibilities of the members of the Nominating Committee are set forth in the committee's charter.

         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, St. Edmond's Federal Savings Bank. Additionally, the Board may consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. The manner of evaluation for all potential nominees is the same.

         To be considered in the Board's selection of nominees of the Board, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations must comply with the requirements of the Nominating Committee Charter and, among other requirements, identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in the Company's Bylaws, which require that (i) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; (ii) directors must be persons of good character and integrity and must also have been nominated by persons of good character and integrity; (iii) directors must be stockholders of the Company, owning at least 500 shares and
(iv) directors must reside within 50 miles of the home office or branch office location of the Bank. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

         The good  character  and integrity  requirement  is embodied in Section
4.17 of the Company's Bylaws, which states that a person is not eligible to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal;
(3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency or (b) breached a fiduciary duty involving personal profit; or (4) has been nominated by a person who would be disqualified from serving as a director under clauses
(1), (2) or (3).

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages directors to attend the annual meeting of stockholders and all current board members were present at the last annual meeting.

Certain Relationships and Related Transactions

         The Bank has a policy of offering residential mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. These loans are made in the ordinary course of business and are also made on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons, other than a 1% discount for employees on the interest rate paid while the person remains an employee. These loans do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Directors are paid an annual retainer of $5,000. The Chairman of the Board and the Secretary receive an additional retainer of $60,000 and $18,000, respectively. Directors receive $50 per committee meeting attended and committee chairpersons receive an additional $500 per year. Higher fees are paid for Audit Committee participation: $100 per Audit Committee meeting attended and $1,000 for the committee chairperson.

         During the year ended October 31, 2006, the Chairman of the Board received stock awards consisting of 22,845 shares of restricted stock and 57,160 options, and each other director of the Company received awards of 3,400 shares of restricted stock and 8,500 options. The $12.75 exercise price for the options equals the fair market value of the Company's common stock on the date of the award.

Executive Compensation

         Summary   Compensation  Table.  The  following  table  sets  forth  the compensation awarded to or earned by certain executive officers of the Company and the Bank.

                                                         Annual                      Long-Term
                                                      Compensation                 Compensation
                                             -------------------------------------------------------------------------
                                                                          Restricted     Securities         All
                                   Fiscal                                    Stock       Underlying        Other
Name and Principal Position        Year (1)      Salary        Bonus       Awards(2)      Options      Compensation(3)
---------------------------        --------      ------        -----       ---------      -------      ---------------
Pamela M. Cyr                        2006      $147,500     $      -        $126,000       20,000           $12,394
President and CEO                    2005        89,423            -               -            -                 -

J. Christopher Jacobsen              2006      $135,255      $ 4,000        $126,000       20,000           $16,696
Chief Operating Officer              2005        74,519       15,000               -            -                 -

Charles Frederick Miller             2006      $135,255      $ 4,000        $126,000       20,000           $16,696
Chief Lending/Credit Officer         2005        74,519       15,000               -            -                 -

-----------------
(1) Ms. Cyr and Messrs. Jacobsen and Miller joined the Bank in March 2005, and therefore the compensation shown above for 2005 does not reflect a full year.
(2) Each of the named officers were awarded 10,000 shares of restricted stock on October 17, 2006. The values shown above are based on the closing price of $12.60 on the date of the award. These awards vest as follows: 10% on 10/31/07, 20% on 10/31/08, 30% on 10/31/09 and 40% on 10/31/10. Dividends
     on restricted shares are held in arrears until the shares are earned and non-forfeitable. As of October 31, 2006, the value of each of the named officers' 10,000 restricted shares, based on the closing price on that date of $12.45, was $124,500.
(3) Consists of (i) an allocation of 995, 1,035 and 1,035 shares under the ESOP to Ms. Cyr, Mr. Jacobsen and Mr. Miller, respectively, and (ii) for Mr. Jacobsen and Mr. Miller, an employer matching contribution to the 401(k) plan of $3,808 each. The allocation of shares under the ESOP is valued at $12,394, $12,888 and $12,888 based on the closing price of the common stock on that date of $12.45. Shares allocated under the ESOP to Ms. Cyr, Mr. Jacobsen and Mr. Miller do not vest until three years of service from the date of the allocation.

Stock Options. The following table sets forth information regarding options granted to the named executive officers during the fiscal year ended October 31, 2006.


                                              OPTION GRANTS IN LAST FISCAL YEAR
                               -------------------------------------------------------
                                Individual Grants
                                   # of           % of Total
                                Securities         Options
                         Underlying Granted to Exercise
                                  Options        Employees in    Price      Expiration
Name                            Granted(#)       Fiscal Year     ($/Sh)        Date
----                            ----------       -----------     ------        ----
Pamela M.  Cyr                    20,000            13.8%        $12.75      10/17/16
J. Christopher Jacobsen           20,000            13.8%        $12.75      10/17/16
Charles Frederick Miller          20,000            13.8%        $12.75      10/17/16

As of October 31, 2006, none of the options were "in-the-money." The $12.75 exercise price for the options equals the fair market value of the Company's common stock on the date of the award, October 17, 2006. The closing price of the common stock on October 31, 2006 was $12.45, so none of the options were "in-the-money" at fiscal year end.

                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR END OPTION VALUES
                                                                 Number of Securities            Value of Unexercised
                                Number of       Dollar          Underlying Unexercised           in-the-Money Options
                                 Options         Value        Options at Fiscal Year-End          at Fiscal Year-End
            Name                Exercised      Realized       Exercisable/Unexercisable       Exercisable/Unexercisable
            ----                ---------      --------       -------------------------       -------------------------
Pamela M. Cyr                       0             $0                   20,000/0                           $0
J. Christopher Jacobsen             0             $0                   20,000/0                           $0
Charles Frederick Miller            0             $0                   20,000/0                           $0

Management Severance Agreements

         The Bank has entered into Management Severance Agreements with Chairman Marcy C. Panzer, President and Chief Executive Officer Pamela M. Cyr, Chief Operating Officer J. Christopher Jacobsen, and Chief Lending and Credit Officer Charles Frederick Miller.

         The agreements have terms of thirty-six months and provide for an annual extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board. If the individual's employment is terminated under certain circumstances relating to a change in control of the Bank, as detailed in the agreement, such individual will be paid an amount equal to 2.999 times his or her average annual aggregate taxable compensation for the most recently completed five calendar years, provided, however that any payments under the agreement will be reduced as may be necessary to not exceed the tax deductible limits under Section 280G of the Code. If change in control severance payments were to be made under the agreements as of October 31, 2006, the aggregate amount of such payments would have equaled approximately $1.4 million.

         Such agreements also provide that upon an involuntary termination of employment, absent termination for just cause, such individuals will receive a severance payment equal to twelve months of pay at the then-effective pay rate of his or her monthly base salary payable in installments at the regular pay intervals of the Bank. The current annual base salaries for these individuals are as follows: Ms. Panzer $60,000; Ms. Cyr $157,500, Mr. Jacobsen $135,000 and Mr. Miller $135,000.

Payouts Under the 2004 Incentive Compensation Plan

         The Bank implemented an incentive compensation plan, effective January 1, 2004, that provided for a benefit to executive officers and directors based upon the accumulation of future retained earnings of the Bank, on an unconsolidated basis, above the level of the Bank's retained earnings at January 1, 2004. Awards were made to the executive officers and directors of the Bank as of January 1, 2004 in proportion to the 2003 compensation paid to such persons. The plan provided for distributions of benefits under the plan upon retirement, termination of service, death or a change in control of the Bank. The executive officers who had received awards under this plan terminated their employment with the Bank during 2005 and the benefits accrued for them under the plan were paid out. The plan was amended in December 2006 to provide for immediate distribution of the benefits due to the directors who had received awards under this plan, and all accrued benefits under the plan were paid out in January 2007.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Audit Committee of Board of Directors of the Company has appointed S.R. Snodgrass, A.C. as the Company's independent auditor for the fiscal year ending October 31, 2007. This appointment is being submitted to the Company's stockholders for ratification. S.R. Snodgrass was the Company's independent auditor for the fiscal year ended October 31, 2006. A representative of S.R. Snodgrass is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass as the Company's auditors for the 2007 fiscal year.

Principal Accounting Fees and Services

         Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor be approved by the issuer's audit committee prior to such services being rendered or be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee. The Company's Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. All of the services listed below were approved by the Audit Committee prior to the service being rendered.

         Audit Fees. Audit fees consist of fees for professional services rendered for the audit of the Company's consolidated financial statements and review of the consolidated financial statements included in the Company's quarterly reports, and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. The aggregate audit fees billed by Snodgrass were $65,552 and $50,238 for the years ended October 31, 2006 and 2005, respectively.

         Audit Related Fees. Audit related fees consist principally of attestation services related to the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers. The aggregate audit related fees billed by Snodgrass were $1,500 in each of the years ended October 31, 2006 and 2005.

         Tax Fees. The aggregate fees billed by Snodgrass for professional services rendered for tax return preparation, compliance, advice, consulting and planning were $12,628 and $11,808 for the years ended October 31, 2006 and 2005, respectively.

         All Other Fees. The aggregate fees billed by Snodgrass for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $3,560 for the year ended October 31, 2005 and consisted primarily of consulting services for the facilitating of strategic planning meetings. For the year ended October 31, 2006 there were no other services rendered.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, no later than October 23, 2007. Any such proposal shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         Under the Company's Articles of Incorporation, stockholder proposals that are not included in the Company's proxy materials for next year's Annual Meeting of Stockholders, will only be eligible for presentation at the meeting if the stockholder submits notice of the proposal to the Company at the above address by January 19, 2008. In addition, stockholder proposals must meet other requirements as set forth in the Company's Articles of Incorporation in order to be considered at next year's meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended October 31, 2006 without exhibits will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, SE Financial Corp., 1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148.

                               SE FINANCIAL CORP.
                          1901-03 EAST PASSYUNK AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19148
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 March 20, 2007
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of SE Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of St. Edmond's Federal Savings Bank, 1901- 03 East Passyunk Avenue, Philadelphia, Pennsylvania 19148, on March 20, 2007, at 9:00 a.m and at any and all adjournments thereof, in the following manner:

                                                        FOR   WITHHELD
                                                        ---   --------
1.        The election as directors of the nominees
          listed with a term to expire in 2011
          (except as marked to the contrary below):     |_|     |_|

          Megan L. Mahoney
          David M. Rosenberg


INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.

          ----------------------------------------------------------------------

          The Board of  Directors  recommends  a vote  "FOR"  the  above  listed
nominees.                                               ---

                                                        FOR   AGAINST   ABSTAIN
                                                        ---   -------   -------

2.        Ratification  of the  appointment
          of S.R. Snodgrass as the Company's
          independent auditor for the fiscal year
          ending October 31, 2007.                      |_|     |_|       |_|

          The Board of Directors recommends a vote "FOR" the above listed proposal.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement, and the 2006 Annual Report to Stockholders.


                                            [ ]  Check Box if You Plan
Dated: _______________________________           to Attend the Annual Meeting.



______________________________________      ____________________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


______________________________________      ____________________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.